            --------------------------------------------------------
                                       THE
                                    PAKISTAN
                                   INVESTMENT
                                   FUND, INC.
            --------------------------------------------------------






                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER






                       THE PAKISTAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER

International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/ investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1999, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 23.36% compared to 23.05% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through September 30, 1999, the Fund had a total return, based on net asset value per share, of -77.38% compared to -65.29% for the Index. On September 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $2 1/16, representing a 29.2% discount to the Fund's net asset value per share.

In 1999, a more active management stance has allowed the Fund to match Index performance. Up to September 30, 1999, 60% of the Fund's portfolio equity holdings showed out performance, 10% performed with the market and 25% under performed. The balance of 5% was in cash. The complexion of the Fund's portfolio remained generally defensive in view of uncertain market conditions. Thus large cap blue-chip stocks continued to dominate the Fund's portfolio with liquidity being another key consideration for inclusion.

Over the past eighteen months, since the nuclear tests, subsequent sanctions and government policy reversals, the Pakistan market has taken on a decidedly trading character. Foreign investors have remained largely on the sell side while local institutions and speculative operators have become a dominant market force. Most local investors have a very short-term investment horizon and are generally trading oriented. As a result, the market has become range bound, with the Karachi Stock Exchange (KSE-100) Index oscillating between 1100-1300. Local investors tend to take profit at the upper end of the range and re-enter at the lower end. This has capped any sustained rise in the market. However, the KSE-100 seems to find a bottom around the 1100 level mainly because below 1100, the dividend yield of the major investible universe rises to 12-14%. With interest rates sharply down year-over-year, equities have become attractive for local investors.

Despite the speculative and trading nature of the market, we do believe that there are some fundamental value-based investment opportunities within some key sectors of the economy. We feel that the investible universe of this market is fairly efficient. As an example, consider the comparative fortunes of two major sectors - the fertilizer sector and the oil sector. While the fertilizer sector posted record performance in 1998, it was becoming clear that with domestic tariff barriers coming down and raw material costs being rapidly deregulated, the cozy era of protection and pricing power for fertilizer producers was coming to an end. The market quickly downgraded fertilizer stocks and the sector has under-performed significantly in the first nine months of 1999, despite high dividend yields. We have had an underweight position in this sector. On the other hand, the oil sector, which had performed poorly last year due to the cash flow problems of public sector utilities, was re-rated as soon as the army took charge of the utilities and oil prices turned north. So far this year, oil has been the star performer with Pakistan State Oil up 84% in the first nine months of 1999. We have maintained an overweight in the oil sector.

Going forward, we feel that while the macro environment will take time to show improvement and the broader economy is still six to twelve months away from moving out of recession, leading stocks have already discounted most of the mediocre earnings growth expected in fiscal year 1999 and fiscal year 2000. With GDP growth hovering around 3.6 - 3.8% this year, driven mainly by agriculture, inflation subdued at 7% and government borrowing constrained due to IMF conditionalities, interest rates are unlikely to rise significantly. The banking system is liquid and non-performing loans are coming down. In such an environment, in the absence of alternative investment venues like real estate, gold and local commodity financing, we believe that domestic equities will continue to attract a steady stream of local liquidity. Based on this view, we expect the market to gradually edge upwards over the next three to four months.

POLITICS

On October 12, in a dramatic turn of political events, Nawaz Sharif was ousted from power following a military takeover led by the army Chief General Musharaf. The following morning, a proclamation of emergency was made and General Musharaf took over as the chief executive of the country. Both the assemblies and the senate were suspended and all ministers and senators ceased to hold office according to a provisional constitutional order issued by the General. In the aftermath of this coup, the governor of the state bank held detailed meetings with senior bankers to assure them that Pakistan had no intention of defaulting on its obligations and would continue to implement reforms as agreed with the IMF and World Bank.

A few major steps taken in the last few weeks by the new chief executive have been well received within Pakistan. A number of technocrats have been appointed to the federal cabinet and the appointment of Shaukat Aziz, (from Citibank) as the finance minister has been welcomed. The government has also announced a major drive to recover bad debts, abolished minimum price mechanisms for cotton purchases and has singled out resolving the IPP issue as being of the highest priority. At the outset, these measures instill some confidence on the future for economic reforms. In terms of response from the external world, while responses from the IMF and the World Bank are mildly positive so far, the U.S. is waiting to see what the current regime delivers, and the commonwealth has given the country two years for restoration of democracy.

On the international front, relations with the United States administration are gradually on the mend after the U.S. had come out publicly on India's side during the Kargill crisis. The U.S. continues to remain concerned about links between the Talibaan in Afghanistan and certain religious parties in Pakistan. We believe, however, that the local establishment now realizes the danger this poses to internal security as well as to Pakistan's standing in the international community. We feel this indicates a major turning point in the government's view about its relationship with its northern neighbors. Pakistan has also signaled its willingness to sign the Comprehensive Test Ban Treaty
(CTBT) which was a major thorn in the past in terms of relations with the U.S.

MACRO ECONOMIC ENVIRONMENT

The current macro economic environment is in a flux. Starting last year, Pakistan entered into the IMF ESAF program that is attempting to change the nature of government revenue sources on a permanent basis. This exercise is not proving easy but is critical if the persistent high budget and deficit is to be narrowed. Some progress is discernable. From a high of 8% in the mid- nineties, the deficit has been reduced to 3.5% in fiscal year 1999. To be sure, there is enormous resistance by the business community to the tax reforms, which envisage shifting the bulk of revenue sources from indirect taxes like customs tariff, excise duties and surcharges to direct and consumption taxes such as the GST. The main issue is not the amount of tax involved but rather the documentation of business activity that this will entail. After decades of hiding the full extent of their business volume and evading taxes by all means possible, a large number of businesses are loath to have any documentation of their activities - this is the crux of the problem. That said, some progress has indeed been made on this front over the last few years, albeit very gradually. In 1990, indirect taxes constituted almost 78% of total government revenue. By 1999, this has fallen to less than 45%. We feel that over the next two years, this would settle down at around 30-35% and help stabilize the budget deficit.

The external account position is still weak. While most observers expect that the next IMF ESAF tranche of $280 million is likely to be released by November 1999, the underlying weakness in exports continues to be the fundamental source of low foreign exchange reserves. Thus, over the next six to eight months it appears that Pakistan will remain highly dependent on bilateral - government to government - and multilateral funding of its external financing needs. Private international flows remain a distant possibility until the foreign exchange reserve position and international credit ratings improve.

CAPITAL MARKET OUTLOOK

As stated above, we believe that the Pakistan market has bottomed out, although a sustainable rise is not in the immediate future. The market appears to have discounted the mediocre earnings growth over the fiscal year ending in June 2000. At fiscal year 2001 price-to-earnings ratio of 7 times and market earnings growth accelerating to 15% after consensus estimates of negligible growth in fiscal year 1999, we feel that the market does present attractive value in the key quality stock universe. However, due to the weak foreign exchange reserve position, near-default rating and unofficial control on movements of portfolio funds by the central bank, the country risk factor for foreign investors remains high. As a result, we do not expect significant foreign liquidity to enter the Pakistan market in the medium term. We feel that such a development would have to wait until the Hubco and Independent Power Producers' problems are resolved and the informal capital controls are removed.

FUND STRATEGY

The Fund is carefully positioned to continue dovetailing changing market dynamics. The strategic asset allocation is driven mainly by our outlook regarding the expected changes in the market risk premium. The second plank of strategic asset allocation is the choice of key sectors and core stock holdings. Here, we continue to focus on large cap, blue chips with inherently strong fundamentals and make periodic adjustments based on changes in industry dynamics and outlook. The tactical asset allocation decisions are of a more short-term nature and reflect our posture to take advantage of unfolding developments in capital market conditions such as takeover plays or unanticipated earnings changes. We believe that this policy should allow the Fund to minimize risk in this volatile market while at the same time potentially benefit from any upside move.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

The Pakistan Investment Fund, Inc.
Investment Summary as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION

                                                             TOTAL RETURN (%)
                                  ------------------------------------------------------------------------
                                     MARKET VALUE (1)        NET ASSET VALUE (2)          INDEX (3)
                                  ----------------------   ----------------------   ----------------------
                                                 AVERAGE                  AVERAGE                  AVERAGE
                                  CUMULATIVE     ANNUAL     CUMULATIVE    ANNUAL    CUMULATIVE     ANNUAL
                                  ----------     -------    ----------    -------   ----------     -------
        FISCAL YEAR TO DATE         10.52%           --        23.36%          --      23.05%          --
        ONE YEAR                    15.41         15.41%        8.41         8.41%     12.23        12.23%
        FIVE YEAR                  -79.90        -27.45       -77.11       -25.54     -66.07       -19.44
        SINCE INCEPTION*           -83.98        -27.23       -77.38       -22.74     -65.29       -16.78

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[GRAPH]

                                                           YEAR ENDED DECEMBER 31,
                                                                                                         NINE MONTHS
                                                                                                            ENDED
                                  1993*        1994        1995        1996       1997       1998     SEPTEMBER 30, 1999
                                 ------       ------      ------      ------     ------     ------    -------------------
Net Asset Value Per Share......  $14.03      $11.42      $ 6.57      $ 4.77      $ 6.01     $ 2.37         $ 2.91
Market Value Per Share.........  $15.50      $ 9.00      $ 5.25      $ 5.13      $ 4.88     $ 1.88         $ 2.06
Premium/(Discount).............   10.5%      -21.2%      -20.1%        7.5%      -18.8%     -20.7%         -29.2%
Income Dividends...............      --      $ 0.03      $ 0.00#         --      $ 0.01     $ 0.16         $ 0.01
Capital Gains Distributions....      --          --      $ 0.00#         --          --         --             --
Fund Total Return(2)...........   -0.50%     -18.36%     -42.43%     -27.40%      26.32%     -57.25%        23.36%
Index Total Return(3)..........    N/A        -8.51%     -31.14%     -19.46%      26.13%     -55.88%        23.05%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.
*    The Fund commenced operations on December 27, 1993.
#    Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Investment Summary as of September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                  [CHART]

Equity Securities                (92.5%)
Short-Term Investments            (7.5%)

--------------------------------------------------------------------------------
INDUSTRIES

                                  [CHART]

Automobiles                        (1.6%)
Banking                            (5.3%)
Chemicals                         (10.6%)
Energy Sources                    (18.2%)
Forest Products & Paper            (2.2%)
Health & Personal Care            (10.5%)
Telecommunications                (18.3%)
Textiles & Apparel                 (3.9%)
Transportation -- Airlines         (2.8%)
Utilities -- Electrical & Gas     (20.3%)
Other                              (6.3%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                               PERCENT OF
                                               NET ASSETS
                                               ----------
  1.  Pakistan Telecommunications Corp.           18.3%
  2.  Hub Power Co., Ltd.                         17.8
  3.  Pakistan State Oil Co., Ltd.                10.7
  4.  Lever Brothers Pakistan Ltd.                10.5
  5.  Shell Pakistan Ltd.                          6.1
  6.  Fauji Fertilizer Co., Ltd.                   4.7
  7.  Engro Chemicals Ltd.                         4.1
  8.  Muslim Commercial Bank Ltd.                  3.6
  9.  Pakistan International Airlines Corp. `A'    2.8
  10. Sui Southern Gas Co.                         2.5
                                                  ----
                                                  81.1%
                                                  ----
                                                  ----

*    Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
SEPTEMBER 30, 1999

                                             SHARES            VALUE
                                                                (000)
---------------------------------------------------------------------
PAKISTANI COMMON STOCKS (95.2%)
(Unless otherwise noted)

AUTOMOBILES (1.6%)
  Pak Suzuki Motor Co., Ltd.              1,429,000    U.S .$    528
                                                       -------------
--------------------------------------------------------------------
BANKING (5.3%)
  Askari Bank                             2,172,591              569
  Muslim Commercial Bank Ltd.             2,951,070            1,223
                                                       -------------
                                                               1,792
                                                       -------------
--------------------------------------------------------------------
CHEMICALS (10.6%)
  Engro Chemicals Ltd.                      893,064            1,372
  Fauji Fertilizer Co., Ltd.              1,837,200            1,574
  ICI Pakistan Ltd.                       3,726,500              631
                                                       -------------
                                                               3,577
                                                       -------------
--------------------------------------------------------------------
ENERGY SOURCES (18.2%)
  Pakistan Oilfields Ltd.                   471,462              459
  Pakistan State Oil Co., Ltd.            1,436,280            3,615
  Shell Pakistan Ltd.                       559,800            2,062
                                                       -------------
                                                               6,136
                                                       -------------
--------------------------------------------------------------------
FINANCIAL SERVICES (0.0%)
  Trust Modaraba Ltd.                           100               --@
                                                       -------------
--------------------------------------------------------------------
FOREST PRODUCTS & PAPER (2.2%)
  Packages Ltd.                             753,671              747
                                                       -------------
--------------------------------------------------------------------
HEALTH & PERSONAL CARE (10.5%)
  Lever Brothers Pakistan Ltd.              225,160            3,535
                                                       -------------
--------------------------------------------------------------------
INSURANCE (1.5%)
  Adamjee Insurance Co., Ltd.               717,701              502
                                                       -------------
--------------------------------------------------------------------
TELECOMMUNICATIONS (18.3%)
  Pakistan Telecommunications
    Corp. 'A'                            12,596,600            4,974
  Pakistan Telecommunication s
    Corp. GDR                                30,383            1,208
                                                       -------------
                                                               6,182
                                                       -------------
--------------------------------------------------------------------
TEXTILES & APPAREL (3.9%)
  Ibrahim Fibre Ltd.                      5,059,700              739
  Nishat Mills Ltd.                       3,070,411              577
  Saif Textiles Mills Ltd.                      110               --@
                                                       -------------
                                                               1,316
                                                       -------------
--------------------------------------------------------------------
TRANSPORTATION--AIRLINES (2.8%)
  Pakistan International
    Airlines Corp. 'A'                   3,952, 500              961
                                                       -------------
--------------------------------------------------------------------
UTILITIES--ELECTRICAL & GAS (20.3%)
  Hub Power Co., Ltd.                   16,385 ,700    U.S.  $ 6,010
  Sui Southern Gas Co.                   4,527, 811              830
                                                       -------------
                                                               6,840
                                                       -------------
--------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$39,378)                                         32,116
                                                       -------------
--------------------------------------------------------------------
RIGHTS (0.0%)                                NO. OF
                                             RIGHTS
--------------------------------------------------------------------
Chemicals
  ICI Pakistan Ltd., expiring
    1/6/00 (Cost $--@)                        7,260               --@
                                                       -------------
--------------------------------------------------------------------
                                               FACE
                                             AMOUNT
                                              (000)
--------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.6%)
--------------------------------------------------------------------
REPURCHASE AGREEMENT (3.6%)
  Chase Securities, Inc., 5.10%,
   dated 9/30/99, due 10/1/99,
   to be repurchased at
   U.S.$1,219 collateralized by
   U.S.$1,140 United States
   Treasury Bonds, 7.125%, due
   2/15/23, valued at U.S.$1,249
  (Cost U.S.$1,219)                   U.S. $  1,219            1,219
                                                       -------------
--------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (4.1%)
  Pakistani Rupee
   (Cost U.S.$1,396)                  PKR    74,590            1,396
                                                       -------------
--------------------------------------------------------------------
TOTAL INVESTMENTS (102.9%)
   (Cost U.S.$41,993)                                         34,731
                                                       -------------
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.9%)
  Other Assets                        U.S.$   1,460
  Liabilities                                (2,453)            (993)
                                      -------------    -------------
--------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 11,604,792 issued
   and outstanding U.S.$0.01 par
   value shares (100,000,000 shares
   authorized)                                         U.S.$  33,738
                                                       -------------
--------------------------------------------------------------------
NET ASSET VALUE PER SHARE                              U.S .$   2.91
                                                       -------------
--------------------------------------------------------------------

     @ -- Value is less than U.S.$500.
   GDR -- Global Depositary Receipt


                                       6